SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

         Filed by the Registrant                             [X]

         Filed by a Party other than the Registrant          [ ]

         Check the appropriate box:

           [ ]    Preliminary Proxy Statement

           [ ]    Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)(2))

           [X]    Definitive Proxy announcement

           [ ]    Definitive Additional Materials

           [ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) oR

                             OREGON PACIFIC BANCORP
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

           [X]    No fee required

           [ ]    Fee computed on table below per Exchange Act
                  Rules 14a-6(i)(4) and 0-11

                            CALCULATION OF FILING FEE
-------------------------- ---------------------- ------------------------ ------------------- ------------
                                                  Per unit price or
                                                  other underlying value
Title of each class of     Aggregate number of    of transaction           Proposed maximum
securities to which        securities to which    computed pursuant to     aggregate value     Total Fee
transaction applies:       transaction applies:   Exchange Act Rule 0-11:  of transaction:     Paid
-------------------------- ---------------------- ------------------------ ------------------- ------------
-------------------------- ---------------------- ------------------------ ------------------- ------------

                  Fee paid previously with preliminary materials.

                  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:___________________  Filing Party: _____________________
Form, Schedule or
Registration Statement No.:____________________Date Filed:_____________________

                             OREGON PACIFIC BANCORP

             PROXY STATEMENT FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

                     Date of Proxy Statement: March 28, 2005

GENERAL

         This Proxy Statement is furnished by the Board of Directors of Oregon Pacific Bancorp (the "Company"), an Oregon Corporation and financial bank holding company, in connection with the solicitation of proxies by the Company Board of Directors for use at the Company's 2005 Annual Meeting of Shareholders (the "2005 Annual Meeting"), to be held at 7:00 p.m. Pacific Time on April 26, 2005 at the Oregon Pacific Banking Co.'s (the "Bank") principal executive offices, 1355 Highway 101, Florence, Oregon 97439. This Proxy Statement and the enclosed proxy card are first being mailed to Company shareholders on or about March 28, 2005. The Company's 2005 Annual Report to Shareholders is being mailed to Company shareholders with this Proxy Statement.

PURPOSES OF ANNUAL MEETING

     1. ELECTION OF DIRECTORS. The election of three (3) directors of the Company to serve for three-year terms beginning on April 26, 2005.

     2. OTHER MATTERS. Any other matters as may properly be raised at the 2005 Annual Meeting. The management of the Company does not intend to present any matters at the Annual Meeting other than that outlined above. As of the date of this Proxy Statement, management has no knowledge of any matters which may be presented by its shareholders at the Annual Meeting.

RECORD DATE AND OUTSTANDING SHARES

         The only class of issued and outstanding stock of the Company is its common stock, no par value (the "Common Stock"). Only holders of record of the Common Stock at the close of business on March 16, 2005 will be entitled to vote at the 2005 Annual Meeting. On that date, the Company had 2,149,898 shares of Common Stock outstanding held by approximately 640 shareholders.

QUORUM AND VOTING

         Each holder of Common Stock is entitled to one vote per share on each matter submitted to a vote at the 2005 Annual Meeting. Under Oregon law, action may be taken on a matter submitted to shareholders only if a quorum exists with respect to that matter. A majority of the outstanding shares of Common Stock entitled to vote at the 2005 Annual Meeting, present in person or represented by proxy, will constitute a quorum for the 2005 Annual Meeting.

         Holders of shares of Common Stock are not entitled to cumulative voting rights in the election of directors. A nominee for election to the Board of Directors will be elected by a plurality of the votes cast by the shares entitled to vote at the 2005 Annual Meeting. In the election of directors, any action other than a vote for a nominee will have the practical effect of voting against the nominee. Abstentions and other non-votes (including broker non-votes) are counted in determining whether a quorum exists at the 2005 Annual Meeting, but are not counted in determining whether a proposal is approved or in determining whether a plurality exists with respect to a given nominee. Proxies and ballots will be received and tabulated by an employee of the Bank on behalf of the Company's transfer agent, Registrar and Trust Services.

REVOCABILITY OF PROXIES

         A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy, at any time before it is exercised, by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy card bearing a later date, or by attending the 2005 Annual Meeting and electing to vote in person. Attendance at the 2005 Annual Meeting, in and of itself, will not constitute revocation of a proxy. If no directions are specified, the shares will be voted (i) "FOR" the election of the directors to a three-year term recommended by the Board of Directors, and (ii) in accordance with the discretion of the named proxies, on other matters properly brought before the 2005 Annual Meeting.

SOLICITATION OF PROXIES

         The accompanying proxy is solicited by and on behalf of the Board of Directors, and the entire cost of preparing, printing and mailing this Proxy Statement and the proxy solicited hereby will be borne by the Company. In addition to use of the mails, proxies may be solicited by directors, officers and other employees of the Bank, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also ask brokerage firms, bank nominees, custodians and fiduciaries to forward proxy materials to beneficial owners of the Common Stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

PROPOSAL ONE:  ELECTION OF DIRECTORS

ELECTION OF DIRECTORS AND INFORMATION ABOUT NOMINEES

         The Company's Articles of Incorporation authorize a Board of no less than seven (7) and no more than fifteen (15) directors. The Board of Directors is divided into three classes identified as Class A, Class B, and Class C. The three current directors of the Bank in Class C whose terms expire in 2005 have been nominated for re-election. These nominees (the "Nominees") for election are Patricia Benetti, Doug Feldkamp, and Martin L. Wick. Each Nominee, if elected, will serve as director of the Company until the third succeeding annual meeting following his or her election or until his or her successor is qualified and elected, subject to earlier termination by death, disability, resignation or removal.

         PATRICIA BENETTI, age 49, joined as a director of the Company in July 2004. Ms. Benetti has been the President and co-owner of The House of Myrtlewood, Inc., DBA The Oregon Connection, a manufacturing and retail store in Coos Bay, Oregon since 1989. Ms. Benetti is the chair of the Coos Bay North Bend Promotions Committee and is also on the board of the Bay Area Chamber of Commerce. In the evenings, she often helps her husband, current Mayor of Coos Bay, Joe Benetti, at his business, Benetti's Italian Restaurant in Coos Bay, Oregon.

         DOUG FELDKAMP, age 45, joined as a director of the Company in March 2004. Mr. Feldkamp has been President of Umpqua Dairy Products Co., a national award winning diary product manufacturing company in Roseburg, Oregon, since 1989. Mr. Feldkamp, a Roseburg native, received a degree in business from Oregon State University. Mr. Feldkamp has served as a board member and or chairman to organizations such as the Roseburg Area Chamber of Commerce, Douglas County Library Foundation, the Public Works Commission, Umpqua Fishery Enhancement, the United Way, March of Dimes, and the Kiwanis Club. He currently holds an Executive Board position while chairing the Scout House Committee.

         MARTEEN L. WICK, age 54, has served as a director of the Bank since October 1997 and became a director of the Company in 2003. Ms. Wick has been the owner of Kitchen Klutter, a retail kitchenware store in Florence, Oregon since 1995 and previously served as manager of that store from 1988 to 1994.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

         The election of the Nominees requires the affirmative vote of the holders of a simple majority (50%) of the Company's issued and outstanding common stock entitled to vote on the matter. Shares eligible to be voted, for which a properly dated and executed proxy is received by the Secretary of the Company before the 2005 Annual Meeting, will be voted in accordance with any choice specified. Where no choice is specified, eligible shares will be voted for each Nominee. If any nominee is not available for election, the proxies will be voted by the named proxy holders for such substitute Nominee as the Board of Directors may designate. Management has no reason to believe any Nominee will be unavailable to serve.

INFORMATION ABOUT THE DIRECTORS CONTINUING IN OFFICE

         A.J. BRAUER, M.D., age 75, has been a director of the Bank since its formation in December 1979 and became a director of the Company in 2003. He served as Chairman of the Board of Directors from 1979 until 1990 and again from 1993 to the present. Dr. Brauer operated a medical practice as a physician and surgeon in Florence, Oregon for 31 years until 1989, and then served as a medical missionary in Kenya from 1990 until his retirement in 1993. Dr. Brauer also serves as a director of Peace Harbor Hospital in Florence. His term expires on the date of the 2006 annual meeting of shareholders.

         LYDIA G. BRACKNEY, age 66, has served as a director of the Bank since October 1997 and became a director of the Company in 2003. Ms. Brackney served as Secretary of and a teacher with Siuslaw School District in Florence, Oregon for nine years until her retirement in 1995. Her term expires on the date of the 2006 annual meeting of shareholders.

         THOMAS K. GROVE, age 59, has served as President, Chief Executive Officer, and Secretary, of the Bank since June 1984 and became President and Chief Executive Officer of the Company in January 2003. Before joining the Bank, Mr. Grove held a number of positions with Wyoming National Bank in Casper, Wyoming. Mr. Grove also serves as a director of Peace Harbor Hospital, Friends of Florence, Siuslaw School District No. 97J, and Western Lane Community Development Corporation; as an officer of Oregon Dunes Restoration Council; and serves on the advisory board at Lane Community College, all nonprofit organizations located in the Florence, Oregon area. His term expires on the date of the 2007 annual meeting of shareholders.

         ROBERT R. KING, age 61, has served as a director of the Bank since its inception in 1979 and became a director of the Company in 2003. Mr. King has been the President and a principle shareholder of R&R King Logging, Inc., a logging company in Florence, Oregon, since 1967. He is also part owner of King Land & Cattle, LLC, a cattle ranch in the Florence area. His term expires on the date of the 2007 annual meeting of shareholders.

         JON THOMPSON, age 43, has served as a director of the Company since February 2004. Mr. Thompson is the president, general manager, and owner of KCST Radio in Florence that he launched in 1988. Mr. Thompson is a member of the board of Florence Food Share and is past president and board member of the Florence Area Chamber of Commerce. He also has served as chairman of the Rhododendron and Chowder, Blues and Brews festivals in Florence and the city's Casino Task Force. His term expires on the date of the 2007 annual meeting of shareholders.

         RICHARD L. YECNY, age 50, has served as a director of the Bank since April 1994 and became a director of the Company in 2003. Mr. Yecny, a Certified Public Accountant, is Chief Financial Officer of Peace Health Siuslaw Region since January 2001. From 1982 through 2000, he was a principal shareholder of Davis, Yecny & McCulloch, P.C., a certified public accounting firm with offices in Florence and formerly Reedsport, Oregon. Mr. Yecny is also a Chamber of Commerce board member, regional board member of the Oregon Community Foundation, and treasurer of Friends of Florence, all nonprofit organizations located in Florence. His term expires on the date of the 2006 annual meeting of shareholders.

         All of the directors serve also as a director of the Bank.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the ownership of the Company's Common Stock, which is the Company's only class of stock issued and outstanding, beneficially owned as of January 31, 2005 by the Board of Directors of the Company and executive officers of the Bank. The table includes the percentage of total Company shares owned by each based on total issued and outstanding shares, as of January 31, 2005, of 2,144,316. Except as disclosed below or elsewhere in this Proxy Statement no person known to the Company beneficially owns more than 5% of its Common Stock. The mailing address of each person listed below is the Company's principal executive offices, 1355 Highway 101, Florence, Oregon 97439.


                                                                            COMMON STOCK
                                                                      ---------------------------
                                                                                       PERCENT OF
                                                                      NUMBER OF        OUTSTANDING
                                                                       SHARES            SHARES
DIRECTORS
Patricia Benetti(1)                                                       2,518          0.1%
Lydia G. Brackney (2)                                                     3,956          0.2%
A.J. Brauer, M.D. (3)                                                   133,197          6.2%
Doug Feldkamp (4)                                                         6,545          0.3%
Thomas K. Grove (5)                                                      98,860          4.6%
Robert R. King (6)                                                      129,111          6.0%
Jon Thompson (7)                                                          3,085          0.1%
Marteen L. Wick (8)                                                       3,919          0.2%
Richard L. Yecny (9)                                                      6,490          0.3%
                                                                        -------         -----

All Directors (9 persons):                                              387,681         18.1%

EXECUTIVE OFFICERS
Joanne Forsberg                                                           2,440          0.1%
Christopher Giovinco                                                      1,000            **
Mary Hipkiss                                                              1,500          0.1%
Don Mabry                                                                   925            **
Patricia Riley                                                            1,250          0.1%
                                                                        -------         -----

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (14 PERSONS)            394,796         18.4%
                                                                        =======         =====

**Less than .05%
------------

          Note 1: Only officers who owned stock as of January 31, 2005 are listed.

         Note 2: "Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. Share ownership totals include shares held individually, shares owned jointly with other persons including spouses, shares held in trust for the owner or for the owner's minor children or grandchildren, shares owned by certain other family members and their spouses, and shares owned or controlled directly or indirectly by any of the above through partnerships or corporations, all as more particularly described below. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to such options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

          (1) All shares are owned jointly with Ms. Benetti's husband, Joe Benetti.

          (2) All shares are owned individually.

          (3) All shares are owned jointly with Dr. Brauer's wife, Catherine Brauer.

          (4) Includes 2,553 shares owned by Umpqua Dairy Products Company which Mr. Feldkamp has voting power.

          (5) Includes 66,947 shares jointly owned with Mr. Grove's spouse, Sharon Grove and 20,311 shares held solely by Mr. Grove's Individual Retirement Account. It also includes 11,602 shares beneficially owned solely by Mr. Grove's spouse, of which Mr. Grove disclaims beneficial ownership.

          (6) Includes 88,392 shares held jointly with Mr. King's wife, Kay King. Also includes 39,888 shares beneficially owned by Mr. King's mother, Dorothemae King, 19,944 of those shares as trustee of the Robert K. King Family Trust and 19,944 of those shares as trustee of the Dorothemae King Survivor's Trust. Mr. King has the right to vote those shares, on all matters submitted to a shareholder vote, as Trustee under a Voting Trust Agreement that expires on February 23, 2015, and may be deemed to beneficially own those shares. Also includes 698 shares of the R. Justin King Trust and 133 shares held by Kay King as custodian for Will Ryan Pennington, both of which Mr. King disclaims beneficial ownership.

          (7) All shares are owned jointly with Mr. Thompson's wife, Pamela Thompson.

          (8) All shares owned jointly with Ms. Wick's husband, John Wick.

          (9) Includes 3,920 shares held in an Individual Retirement Account and 2,570 shares held jointly with Mr. Yecny's spouse, Jane Yecny.

MANAGEMENT AND COMPENSATION INFORMATION

COMPENSATION OF DIRECTORS

         During 2004, Bank directors received $400 per month each through April 2004, and then received $900 per month each as compensation for serving as a director. Directors are also eligible for a discretionary annual performance bonus. No bonuses were awarded to any director in fiscal 2004.

BOARD COMMITTEES AND MEETINGS OF OREGON PACIFIC BANCORP

         The Board of Directors of the Company held 12 meetings during fiscal 2004. Each director serving on the Board of Directors during 2004 was present for more than 92% of the aggregate number of all meetings of the Board of Directors held during the year the director was in office.

         The Board of Directors has an Audit Committee that oversees actions taken by the independent auditors, which it has authority to hire, and the Bank's examiners. The members of the Committee in fiscal 2004 were Messrs.
Yecny, King, Feldkamp and Ms. Wick. The Audit Committee held 4 meetings in fiscal 2004 and each member attended at least 75% of all meetings held during the year the director was in a member of the committee. The Company has determined that one member of the audit committee, Mr. Yecny, qualifies as a "financial expert" as defined in Section 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

BOARD COMMITTEES AND MEETINGS OF THE BANK

         The Board of Directors of the Bank held 20 meetings during fiscal 2004. Each director serving on the Bank Board of Directors during 2004 was present for more than 90% of the aggregate number of all meetings of the Board of Directors held during the year the director was in office.

         The Bank Board of Directors has a Trust Committee. The purpose of the Directors' Trust Committee is to review any reportable transactions, pending litigation, compliance issues, and conflicts of interest for the Trust Department. All members of the Bank Board are members of the Trust Committee. The Directors' Trust Committee held 4 meetings in fiscal 2004. Each member attended 100% of the meetings.

         The Bank Board of Directors also has a Compensation Committee. The Committee reviews the compensation of the Bank's executive officers and sets compensation policies and guidelines. The members of the Committee in fiscal 2004 were Messrs. Brauer, Grove, Thompson, and Mmes. Brackney and Benetti. Three meetings were held during 2004, and each member attended 100% of the meetings.

EXECUTIVE OFFICERS

         The following information identifies the Bank's executive officers. All executive officers serve at the discretion of the Board of Directors. The Bank has no written employment agreements with any of its executive officers.



                                                                                          YEARS OF
                                                                                          BANKING
NAME                       AGE               POSITION                                    EXPERIENCE
----                       ---               --------                                    ----------
Thomas K. Grove              59              President, Chief Executive Officer               34
                                             and Secretary

Joanne Forsberg              53              Chief Financial Officer                           6

Christopher Giovinco         55              Senior Vice President, Credit Risk               32
                                             Administrator

Mark Hetrick                 48              Senior Vice President, Chief Lending Officer     15

Mary Hipkiss                 55              Vice President, Director Human Resources          6

Don Mabry                    57              Executive Vice President, Chief Operations       23
                                             Officer

Patricia Riley               60              Senior Vice President, Trust and Asset           19
                                             Management Services

Gary Parker                  57              Senior  Vice   President,   Regional   Manager   35
                                             Commercial Loans

         Mr. Grove's biographical information is set forth under "Information about the Directors Continuing in Office" above.

         JOANNE FORSBERG, a Certified Public Accountant, has been Controller or Chief Financial Officer of the Bank since May 1999 and became Corporate Secretary and Chief Financial Officer of the Company in January 2003. Ms. Forsberg is a 2003 graduate of the Graduate School of Bank Investments and Financial Management; Moore Business School, University of South Carolina. Prior to joining the Bank she had fourteen years of experience as an accountant in the public and private sectors.

         CHRISTOPHER GIOVINCO has served the Bank as Senior Vice President, Credit Risk Administrator since August 2004. Mr. Giovinco served as Credit Administrator from March 2000 until August 2004. Mr. Giovinco was employed by Washington Mutual from 1990 to 2000, serving most recently as Credit Examiner for all Washington Mutual commercial branches.

         MARK HETRICK served the Bank as Senior Vice President and Chief Lending Officer from June 2003 until his departure in September 2004 to pursue other opportunities.

         MARY HIPKISS has served the Bank as Director of Human Resources since October 2001 and was promoted to Vice President in January 2004. From March 1999 she served as Assistant and later as Coordinator of the Bank's Human Resources Department. Prior to joining the bank Ms. Hipkiss was a co-owner of local business, and held prior positions of a financial advisor and a medical practice office manager.

         DON MABRY has served the Bank as Executive Vice President and Chief Operations Officer since January 2002. He worked for Umpqua Bank from January 2001 to January 2002 as Vice President and Manager, Credit Review. From August 1998 through January 2001, Mr. Mabry was the Compliance Officer of Valley of the Rogue Bank. He was a staff accountant at Moss Adams LLP from 1993 through 1998.

         PATRICIA RILEY, Senior Vice President of Trust and Asset Management Services, has served the Bank since May 2000. Ms. Riley was admitted to the Oregon State Bar in April 1985. She worked for Bank of America in Portland, Oregon from 1985 to 1995 as Vice President/Senior Trust Officer. From 1995 to 2000, Ms. Riley was employed as Vice President/Senior Trust Officer by Union Bank of California in Portland, Oregon.

         GARY PARKER served the Bank as Senior Vice President and Regional Manager of Commercial Loans for the Roseburg Bank from November 2003 through December 2004 when he resigned to pursue other opportunities

FAMILY RELATIONSHIPS

         There are no family relationships among the directors and executive officers of the Bank.

COMPENSATION SUMMARY

         The following table sets forth certain information regarding the compensation paid in the last three fiscal years to the Bank's President and Chief Executive Officer, Thomas K. Grove, for services rendered in all capacities to the Bank. Two additional executive officers, listed below, exceeded $100,000 in 2004.

                           SUMMARY COMPENSATION TABLE

                                                                              Long-Term
 Name and                                Salary and                         Compensation             All Other
 Principal Position            Year      Commission        Bonus         Securities Options (#)        Compensation
 ---------------------------  --------  -------------- ---------------  ----------------------  ---------------------
 Thomas K. Grove               2004        $125,219       $115,874               __                     $23,272
 President, CEO
                               2003        $110,000       $100,905               __                     $16,929

                               2002         $85,160        $21,904               __                     $15,256

 Mark Hetrick SVP,             2004        $104,805         -                    __                      $3,994
 Chief Lending
 Officer

 Gary Parker SVP,              2004         $90,239        $13,000               __                        -
 Regional Mgr.
 Com'l Loans

         Bonuses for Mr. Grove were earned for the year indicated and not paid until the following year. Other compensation represents fees for service as a Board of Directors member ($10,800, $4,800 and $4,800 for 2004, 2003 and 2002, respectively) plus the value of Mr. Grove's use of a Bank-owned automobile ($1,972, $3,129, $2,956) and Simple Plan contributions ($10,500, $9,000,
$7,500). The total of the perquisites received by Mr. Grove, including the use of the Bank's automobile and payment of dues for a club membership, did not exceed 10% of his salary plus bonus for the years shown. Mr. Hetrick's other compensation represents a Simple Plan contribution.

GRANT OF STOCK OPTIONS

         No stock option grants were made to Mr. Grove in fiscal 2004. One option grant was made in fiscal 2004 to an executive officer. See the Section below entitled "Report on Compensation."

OPTION EXERCISES AND YEAR-END VALUES

         The following table sets forth certain information regarding options outstanding at year-end:


                    AGGREGATE OPTION EXERCISES IN FISCAL 2004
                       AND YEAR-END OPTION/WARRANT VALUES

                               Shares                                                            Value of Unexercised
                              Acquired                 Number of Securities Underlying     In-the-money Options/warrants
                                 On          Value     Unexercised Options/warrant At                   At
                              Exercise     Realized           December 31, 2004                  December 31, 2004
           Name               ---------    ---------   -------------------------------      ----------------------------
           ----                 (#)           ($)
                                                         EXERCISABLE     UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
Christopher                       --            --                 --              1,538                --          $1,307
Giovinco
Joanne Forsberg                   --            --                 --              5,197                --         $13,200
Don Mabry                         --            --                 --              2,963                --          $1,786

EQUITY COMPENSATION PLAN SUMMARY

         The following table shows the status of option grants under the Company's Stock Incentive Plan as of December 31, 2004:


                      EQUITY COMPENSATION PLAN INFORMATION

          Plan Category           # of Securities to      Weighted-Average      # of Securities Remaining
                                     be Issued on        Exercise Price of         Available for Future
                                      Exercise of       Outstanding Options        Issuance Under Plan
                                  Outstanding Options                            (Excluding Securities in
                                                                                         Column (a))
                                          (a)                      (b)                           (c)
       Equity Compensation                  9,698              $5.67                       211,898
       Plans Approved by
       Security Holders

       Equity Compensation                    N/A                N/A                          N/A
       Plans Not Approved by
       Security Holders

       Total:                               9,698              $5.67                        211,898

DEFERRED COMPENSATION AND INCENTIVE PLAN

         The Bank established in 1995 and amended in 2003, a Deferred Compensation and Incentive Plan, (the "Plan") under which certain senior officers of the Bank selected by the Board of Directors may defer a portion of their annual compensation, including salary and bonus. Amounts deferred are credited to a bookkeeping deferred compensation account maintained by the Bank for each participant in the Plan. The Bank has no obligation to fund its liability under the Plan, and the deferred compensation accounts under the Plan remain the property of the Bank until distributed to the participants. A participant's deferrals under the Plan are vested on the first to occur of the following events: (i) the participant's death or disability while employed by the Bank; (ii) the participant's retirement; (iii) termination of the Plan; or
(iv) termination of the participant's employment with the Bank. Participants are entitled to the value of the vested portion of their deferred compensation accounts after the occurrence of one of the vesting events described in the preceding sentence. As of December 31, 2004 the Bank's liability to the seven participants in the Plan was $1,102,953.

COMPENSATION COMMITTEE REPORT

         The Bank Compensation Committee submits the following report on executive compensation for fiscal 2004. This report is submitted by the Bank's Compensation Committee, consisting of A. J. Brauer, Lydia G. Brackney, Thomas K. Grove, Jon Thompson, and Patricia Benetti.

         The executive compensation policies and programs developed by the Bank are designed to retain and motivate executive officers and to ensure that their interests are aligned with the interests of the Company's shareholders. The Bank's policy is to offer competitive compensation opportunities for its employees based on a combination of factors, including Bank growth, financial performance, and the individual's personal contribution to the business.

         The Bank's compensation programs are implemented by the Bank's Board of Directors and consist of base salary, annual incentives, and long-term incentives. The Bank's President recommends to the Compensation Committee annual salary adjustments and incentive grants for the Bank's executive officers other than himself. All members of the Board of Directors ratify Committee decisions concerning executive compensation. Executive officers do not participate in decisions affecting their own compensation.

         In reaching a determination concerning fiscal 2004 executive officer base salaries, the Bank Board of Directors considered the recommendations of the President, which were based in part on a review of competitive information supplied by the Company's accountants and compiled by independent compensation consultants. In making recommendations, the President compared the Bank to a selected group of Western Oregon region banks of similar size and business niche, and considered compensation only for executives with similar job descriptions. There is no fixed numerical or formula-based relationship between base salary and corporate performance, or between base salary and the competitive range of salaries that may be offered by competitive companies.

         On an annual  basis,  the  Board of  Directors  considers  the grant of annual incentive bonuses to each executive officer. Incentive bonuses are discretionary. In making its bonus determinations, the Board of Directors takes into consideration the individual's performance, contribution, and accomplishments during the past fiscal year, and the Bank's financial performance. In addition, the Board in its discretion may utilize an incentive formula based on the Bank's return on average equity ("ROAE") as compared with the Bank's national peer group. Under this formula, the Bank's minimum performance must be equal to or greater than the 50th percentile of its peer group on ROAE for the award of an incentive bonus to the Bank's President and Chief Executive Officer, Thomas K. Grove. Some formulas of other executive officers are substantially similar. The bonus is tied to a fixed percentage of the Bank's after-tax profit. In fiscal 2004, $156,676 of incentive bonuses were awarded to executive officers, including $105,874 awarded to Mr. Grove. By contrast, $116,585 of incentive bonuses were awarded to executive officers, including $100,905 awarded to Mr. Grove in 2003.

         In 1994, the shareholders of the Bank approved an Incentive Stock Option Plan ("ISOP"). The Bank Board of Directors recommended the ISOP because it believed that stock ownership by executive officers and key employees provides valuable incentives for those persons to benefit as the common stock price increases, and that stock option-based incentive compensation arrangements help align the interests of executives, employees, and shareholders. From 1994 and continuing through 2002, the Bank Board of Directors had the ability to grant stock options to executives and key employees through the ISOP. At the 2003 Annual Meeting, a new stock-based incentive plan was approved by the shareholders. The plan authorizes both stock options and other forms of stock-based compensation. Among other things, the new plan provides that options granted under the Bank's old ISOP be converted automatically, effective January 1, 2003, into options covering Company common stock. Under the 1994 and 2003 ISOPs, there were options outstanding for 9,698 shares as of December 31, 2004. The 2003 ISOP provides for an aggregate of 10% of outstanding shares of the Bank's common stock to be granted to key employees. Grants made prior to 2003 are excluded from the percentage share limitation of which 6,735 remain outstanding at December 31, 2004. One option grant was made in fiscal 2004 to executive officers and key employees.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee consists of four outside directors, each of whom is determined to be independent for audit committee purposes as defined by the NASDAQ Listing Standards. The Board of Directors has affirmed that each member of the Audit Committee has no material relationship with the Company that would jeopardize the director's ability to exercise independent judgment. The Committee operates under a written charter adopted by the Board of Directors which is attached as appendix A. Committee members include independent directors Richard L. Yecny (Chair), Doug Feldkamp, Robert R. King, and Marteen L. Wick. Director Yecny has been determined to be qualified as an Audit Committee financial expert as defined in Item 401 of Regulation S-K.

         The Audit Committee provides assistance to the Board of Directors in fulfilling their oversight responsibilities relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the corporation. The purpose of the Committee is to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, review and appraise the audit effort of the Company's independent accountants and internal auditing department, maintain free and open means of communication between the Board of Directors, the independent accountants, financial management, and the internal audit department.

         The Audit Committee is responsible for assuring the independence of the independent auditor and for retention, supervision, and termination of the independent auditor. The independent auditor reports directly to the Audit Committee. The Committee must approve all non-audit related engagements awarded to the independent auditor. Such engagements must not impair the independence of the auditor with respect to the Company, as prescribed by the Sarbanes-Oxley Act of 2002, thus payment amounts are limited and non-audit related engagements must be approved in advance. The Audit Committee determines the extent of funding that the Company must provide to it, and has determined that such amounts are sufficient to carry out its duties.

         With respect to the year ended December 31, 2004, in addition to its other work, the Committee:

         o        Reviewed   and   discussed   with   management   the   audited
                  consolidated financial statements of Oregon Pacific Bancorp as of December 31, 2004 and the year then ended;

         o Discussed with Moss Adams LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, with respect to its review of the findings of the independent auditor during its examination of the Company's financial statements; o Received from Moss Adams LLP written affirmation of their independence. In addition, discussed with the auditors the firm's independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

         The Committee recommended, based on the review and discussion summarized above, that the Board of Director's include the audited consolidated financial statements in Oregon Pacific Bancorp's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

         Note: Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement in future filings with the Securities and Exchange Commission, in whole or in part, the foregoing report shall not be deemed to be incorporated by reference into any such filing.

TRANSACTIONS WITH OFFICERS AND BOARD MEMBERS

         During  the  Company's   2004  fiscal  year,   the  Bank  entered  into
banking-related transactions in the ordinary course of business with certain executive officers, directors and principal shareholders of the Company (including certain executive officers of the Bank), members of their immediate families and corporations or organizations with which they are affiliated. It is expected that similar transactions will be entered into in the future. Loans to such persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank. These loans have been, and are presently, subject to no more than the normal risk of collectibility and present no other unfavorable features. The amount of loans to directors, executive officers and principal shareholders of the Company (including certain executive officers of the Bank) and their associates as a group at December 31, 2004, was $2,592,000. As of the date of this proxy statement, all of these loans were performing loans.

PROPOSALS OF SHAREHOLDERS

         Under Section 1.8 of the Company's Bylaws, unless otherwise permitted by the Board of Directors, any business, including without limitation nominations of directors, may be properly brought before an annual shareholders' meeting, or before any special meeting of shareholders, by a shareholder only upon the shareholder's timely notice in writing to the secretary of the Bank. To be timely, a shareholder's written notice must be physically received at the principal executive offices of the Bank not later than the close of business on the thirtieth (30th) calendar day before the date of the meeting. A shareholder's notice under this provision shall set forth (i) a brief description of each matter desired to be brought before the meeting and the reason for conducting such business at the meeting, (ii) the name and address of the proposing shareholder, (iii) the class and number of shares of stock of the Bank which are beneficially owned by the proposing shareholder, (iv) any material interest of the shareholder in the business proposed, and (v) as for each person whom the shareholder proposes to nominate for election as a director
(a) the name, age, business address, and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number or shares of stock, if any, of the Bank which are beneficially owned by such person, (d) the proposed nominee's written consent, and (e) any other information relating to such person that is required to be disclosed or is otherwise required by any applicable law.

         In addition, shareholder proposals intended for inclusion in the proxy materials for the Company's 2006 Annual Meeting of Shareholders must be received by the Bank no later than November 25, 2005. Any such proposals should be directed to: Corporate Secretary, Oregon Pacific Bancorp, 1355 Highway 101, P.O. Box 22000, Florence, Oregon 97439.

CODE OF ETHICS

         The Board of Directors has adopted a code of business conduct and ethics for the Company's and Bank's Chief Executive Officer and Chief Financial Officer and the Bank's Chief Operating Officer, known as the Code of Ethics Policy. The Code of Ethics Policy requires, among other things, that the Company's senior officers avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. A copy of the Code of Ethics Policy is posted on the Company's website at WWW.OPBC.COM or is available free of charge upon written request. Please direct the request to Oregon Pacific Bancorp, P.O. Box 22000, Florence, Oregon, 97439.

INDEPENDENT AUDITORS

         The Audit Committee retained Moss Adams LLP, independent auditors, to audit the Company's and the Bank's financial statements for the fiscal year ending December 31, 2004. Representatives of Moss Adams LLP are not expected to be present at the 2005 Annual Meeting.

AUDIT FEES

         The Company paid Moss Adams LLP $47,400 for professional services rendered in connection with the audit of the Bank's financial statements for 2003 and for the review of the Company's and the Bank's quarterly financial statements for the first three quarters of 2004. Set forth below is certain information concerning aggregate fees billed for professional services rendered during fiscal year 2004 and 2003 by the Company's and the Bank's auditors for those respective years. The aggregate fees included in the Audit category were fees billed FOR the fiscal years for the audit of the Company's or the Bank's annual financial statements and the review of the Company's and the Bank's quarterly financial statements. The aggregate fees included in each of the other categories were fees billed IN the fiscal years.

         ------------------------------------------ ------------------------
                                    2004                     2003
                                    ----                     ----
         ------------------------------------------ ------------------------

         Audit fees                $52,500                  $50,000
         ------------------------------------------ ------------------------

         Audit-Related Fees        $ 4,737                  $43,000
         ------------------------------------------ ------------------------

         All Other Fees            $ 3,850                  $30,000
         ------------------------------------------ ------------------------

ALL OTHER FEES

                  The Bank paid Moss Adams LLP $3,850 for all other services rendered to the Company and its subsidiaries during 2004. The Audit Committee considered whether the provision of these services by Moss Adams LLP is compatible with maintaining Moss Adams LLP's independence. (Moss Adams LLP performed no information systems design or implementation services for the Bank in 2004.)

         The firm of Davis, McCulloch & Norton PC was paid $12,335 and $4,760 for tax work in 2004 and 2003, respectively. Other fees paid to them for services rendered were $14,493 in 2004 and $20,445 for 2003 which includes verification that loan underwriting meets guidelines for mortgages sold to a third party.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, Bank executive officers and persons who own 10% of the Bank's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Common Stock and other equity securities of the Bank on Forms 4 and 5. Reporting persons are required by SEC regulations to furnish the Bank with copies of all Section 16(a) reports that they file. To the Company's best knowledge and belief, all directors, executive officers and 10% stockholders were in compliance with such reporting requirements except as follows: (1) Director A. J. Brauer purchased 1,600 shares on September 24, 2004 for which a Form 4 was filed on October 21, 2004 and (2) the following Form 4's for Thomas K. Grove and transactions shown were filed April 23, 2004: (i) sold 5,000 shares on January 15, 2004; (ii) sold 2,500 shares on March 11, 2004; (iii) sold 1,800 shares on March 31, 2004; (iv) sold 2,400 shares on April 7, 2004.

OTHER BUSINESS

         The Board of Directors does not intend to present any business at the 2005 Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders and as described in this Proxy Statement, and has no present knowledge that any others intend to present business at the 2005 Annual Meeting. However, if other matters requiring a shareholders vote properly come before the 2005 Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying form of proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to those matters.

ANNUAL REPORT

         A copy of the Bank's 2004 Annual Report to Shareholders accompanies this Proxy Statement.

AVAILABILITY OF FORM 10-K AND OTHER INFORMATION

         A full copy (without exhibits) of the Company's Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission is available free of charge upon written request. Please direct the request to Oregon Pacific Bancorp, P.O. Box 22000, Florence, Oregon, 97439. The Company's filings under the Exchange Act, including exhibits, may also be accessed over the Internet through the website maintained by the Securities and Exchange
Commission at http://www.sec.gov. Copies of any exhibits attached to such Form 10-K are available from the Company at a charge of $.25 per page, the Company's reasonable expense for copying and mailing such materials, upon written request.

STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total return to holders of the Bank's Common Stock with the cumulative total return of the Nasdaq U.S. Stock Market, and the Russell 2000 Index for the period beginning January 1, 2000, the first trading day of the Common Stock, and ending February 28, 2005.



                                [GRAPHIC OMITTED]

           [PLEASE SEE SUPPLEMENTAL PDF FOR STOCK PERFORMANCE GRAPH VISUAL]

                         [DATA BELOW REPRESENTS GRAPH]

                    -------------------------------------------------------
                               OPBP             NASDAQ        Russell 2000
                    -------------------------------------------------------
         12/31/1999          $ 100.00           $ 100.00          $ 100.00
          3/31/2000           $ 89.89           $ 112.37          $ 107.08
          6/30/2000           $ 82.84            $ 97.46          $ 103.04
          9/30/2000           $ 67.51            $ 85.32          $ 104.18
         12/31/2000           $ 62.43            $ 60.71           $ 96.98
          3/31/2001           $ 62.41            $ 44.74           $ 90.67
          6/30/2001           $ 80.33            $ 53.09          $ 103.63
          9/30/2001           $ 78.46            $ 36.83           $ 82.08
         12/31/2001           $ 78.75            $ 47.93           $ 99.39
          3/31/2002           $ 80.25            $ 45.35          $ 103.35
          6/30/2002          $ 100.10            $ 35.96           $ 94.72
          9/30/2002          $ 116.34            $ 28.80           $ 74.45
         12/31/2002          $ 112.25            $ 33.06           $ 79.03
          3/31/2003           $ 98.33            $ 32.96           $ 75.48
          6/30/2003           $ 97.39            $ 39.94           $ 93.16
          9/30/2003           $ 96.40            $ 43.91          $ 101.62
         12/31/2003          $ 109.69            $ 49.23          $ 116.38
          3/31/2004          $ 127.91            $ 49.01          $ 123.66
          6/30/2004          $ 112.72            $ 50.32          $ 124.25
          9/30/2004          $ 113.55            $ 46.61          $ 120.70
         12/31/2004          $ 120.04            $ 53.18          $ 137.71
          2/28/2005          $ 131.51            $ 50.42          $ 134.01


                            12/31/99     12/31/00        12/31/01    12/31/02         12/31/03     12/31/04      02/28/05
                            --------     --------        --------    --------         --------     --------      --------
     OPBP                 $   100.00     $    62.43     $    78.75   $    112.25     $   109.69    $   120.04    $   131.52
     NASDAQ               $   100.00     $    60.71     $    47.93   $     33.06     $     49.23   $     53.18   $     50.42
     Russell 2000         $   100.00     $    96.98     $    99.39   $     79.03     $   116.38    $    137.71   $   134.01

[Assumes $100 invested in the Company's Common Stock (the Bank prior to 2003), the Nasdaq U.S. Stock Market, and the Russell 2000 Index, with all dividends reinvested. Stock price shown above for the Common Stock is historical and not necessarily indicative of future price performance.]


By Order of the Board of Directors


By /s/ Thomas K. Grove
----------------------------------
         SIGNATURE


Thomas K. Grove
President, Chief Executive Officer

Florence, Oregon
March 28, 2005

                             OREGON PACIFIC BANCORP

                                 March 28, 2005

Dear Shareholder:

         On behalf of the Board of Directors, it is my pleasure to extend to you an invitation to attend the 2005 Annual Meeting of Shareholders (the "2005 Annual Meeting") of Oregon Pacific Bancorp (the "Company"). We hope you can join us. The 2005 Annual Meeting will be held at:

         Place:   Oregon Pacific Banking Co.  Date:    Thursday, April 26, 2005
                  1355 Highway 101
                  Florence, OR 97439                   Time:    7:00 p.m.


         The Notice of Annual Meeting, Proxy Statement and Annual Report accompany this letter. The Proxy Statement describes the business to be transacted at the meeting and provides other information concerning the Company. The principal business to be transacted at the 2005 Annual Meeting will be the election of directors in Class C whose terms expire in 2005 to three-year terms to serve on the Company's Board of Directors and approval of the Incentive Stock Option Plan.

         After  careful  consideration,   the  Board  of  Directors  unanimously
recommends that shareholders vote FOR the election of the nominated directors to three-year terms.

         We know that many of our shareholders will be unable to attend the 2005 Annual Meeting. We are therefore soliciting proxies so that each shareholder has an opportunity to vote on all matters scheduled to come before the meeting. Whether or not you plan to attend the 2005 Annual Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you give in your proxy card. You may, of course, attend the 2005 Annual Meeting and vote in person even if you have previously returned your proxy card.

                                   Sincerely,

                                   /s/   A.J. Brauer, M.D.
                                   -----------------------
                                       SIGNATURE

                                   A.J. Brauer, M.D.
                                   Chairman of the Board



--------------------------------------------------------------------------------
                                    IMPORTANT

         A proxy card is enclosed. All shareholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any shareholder attending the 2005 Annual Meeting may personally vote on all matters considered at the meeting, in which event the signed proxy will be revoked.

                    IT IS IMPORTANT THAT YOUR STOCK BE VOTED

--------------------------------------------------------------------------------

                             OREGON PACIFIC BANCORP

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 26, 2005

         NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders (the "2005 Annual Meeting") of Oregon Pacific Bancorp, an Oregon financial holding company (the "Company"), will be held at the Oregon Pacific Banking Co.'s principal executive offices, 1355 Highway 101, Florence, Oregon 97439, at 7:00 p.m. local time on Thursday, April 26, 2005 for the following purpose:

1. ELECTION OF DIRECTORS. The election of three (3) directors of the Company to serve for three-year terms beginning on April 26, 2005.

2. OTHER MATTERS. Any other matters as may properly be raised at the 2005 Annual Meeting. The management of the Company does not intend to present any matters at the Annual Meeting other than those outlined above. As of the date of this Proxy Statement, management has no knowledge of any matters which may be presented by its shareholders at the Annual Meeting.

The  nominees  for  election  as  directors  are  named  in the  enclosed  Proxy
Statement.

         The record date for the 2005 Annual Meeting is March 16, 2005. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the 2005 Annual Meeting or any adjournment or postponement thereof.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE 2005 ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE 2005 ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE- PREPAID ENVELOPE IN ORDER TO ASSURE THE PRESENCE OF A QUORUM. GIVING SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR TO VOTE YOUR SHARES IN PERSON IF YOU ATTEND THE 2005 ANNUAL MEETING.

                                     By Order of the Board of Directors

                                     By /s/ Thomas K. Grove
                                     ----------------------------------
                                              SIGNATURE

                                     Thomas K. Grove
                                     President, Chief Executive Officer

                                     Florence, Oregon
                                     March 28, 2005